                                                               Exhibit B
                                                               ---------

                             OFFICERS' CERTIFICATE

     We, Howard B. Nelson, Jr., Senior Vice President, Chief Operating Officer and Assistant Secretary, and Douglas B. Nunnelley, Senior Vice President-Finance, Chief Financial Officer and Assistant Secretary of Colonial Properties Holding Company, Inc., the General Partner (the "General Partner") of Colonial Realty Limited Partnership (the "Operating Partnership"), pursuant to Section 301 of the Indenture dated as of July 22, 1996 between the Operating Partnership and Bankers Trust Company, as Trustee (the "Indenture"), hereby certify that a series of Securities with the following terms has been established by a Board Resolution and has been denominated 7.50% Senior Notes due 2001 (the "Notes"), and we further certify as follows with respect to the Notes (unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Indenture):

     1. the title of the Notes shall be "7.50% Senior Notes due 2001." The Notes constitute a series of Securities as defined in the Indenture. The Notes shall be issuable as Registered Securities in permanent global form only in denominations of $1,000 or any integral multiple thereof;

     2. the maximum aggregate principal amount of Notes that may be authenticated and delivered under the Indenture shall be $65,000,000.00 (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Notes pursuant to Section 304, 305, 306, 906, 1107 or 1305 of the Indenture);

     3. the principal amount of the Notes shall be payable on July 15, 2001, subject to the provisions of the Indenture and the Notes;

     4. interest will accrue from July 22, 1996. The Notes will bear interest at 7.50% per annum, payable in the manner and on the dates set forth in the attached form of Notes;

     5. the Corporate Trust Office of Bankers Trust Company is appointed the principal paying agent, transfer agent, and registrar for the Notes and for the purpose mentioned in Section 1002 of the Indenture. The Notes may be presented for payment at maturity or redemption at such Corporate Trust Office, or at any other agency as may be appointed by the Issuer from time to time in The City of New York;

     6. the provisions of Sections 1402 and 1403 of the Indenture with regard to defeasance and discharge and covenant defeasance, respectively, shall be applicable to the Notes without modification;

     7. the Notes may be redeemed at any time at the option of the Operating Partnership, in such manner and upon the terms set forth in the attached form of Notes and the Indenture;

     8. the Notes will be represented by one or more Global Notes as described under the caption "Description of the Notes--Book Entry System" in the Operating Partnership's Prospectus Supplement dated July 18, 1996 with respect to the offering of the Notes (the "Prospectus Supplement") (except that, in certain limited circumstances, the Operating Partnership may issue Notes in definitive form to owners of beneficial interests in a Global Note, as described in the above-referenced section of the Prospectus Supplement);

     9. the Notes shall have such other terms and conditions as are set forth in the form of the Notes. The Notes shall be subject to the provisions of the Indenture; and

     10. the attached form of the Notes is in the form approved pursuant to authority granted by the Board of Directors.

     This Certificate is delivered pursuant to the provisions of Sections 201, 301, and 303 of the Indenture. The undersigned hereby certify as follows:

          (a) we have read each of the Sections of the Indenture referred to above;

          (b) we have examined the Indenture, the form of Notes and such other documents, records, and instruments as we have deemed necessary for purposes of giving this certificate;

          (c) to the best of our knowledge, no Event of Default with respect to the Notes has occurred and is continuing;

          (d) in our opinion, we have made such examination and investigation as is necessary to enable us to express an informed opinion as to whether the conditions precedent to the issuance of the Notes have been complied with; and

          (e) in our opinion, the conditions precedent to the issuance of the Notes have been complied with.



Dated:  July 22, 1996               Colonial Realty Limited Partnership
                                    by:  Colonial Properties Holding
                                         Company, Inc.

                                    by:
                                         --------------------------------
                                         Howard B. Nelson, Jr.
                                         Senior Vice President,
                                         Chief Operating Officer and
                                         Assistant Secretary



                                    by:
                                         --------------------------------
                                         Douglas B. Nunnelley
                                         Senior Vice President - Finance,
                                         Chief Financial Officer and
                                         Assistant Secretary

                                 [FORM OF NOTE]



          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.



REGISTERED                                                            REGISTERED

No. 001                                                         Principal Amount

CUSIP No. 195891  AA  4                                           $65,000,000.00

                      COLONIAL REALTY LIMITED PARTNERSHIP

                          7.50% Senior Notes due 2001

     Colonial Realty Limited Partnership, a Delaware limited partnership (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, upon presentation, the principal sum of Sixty-Five Million Dollars ($65,000,000.00) on July 15, 2001, and to pay interest thereon from July 22, 1996 (or from the most recent Interest Payment Date to which interest has been paid or duly provided for), semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 1997, and at Maturity, at a rate of interest of 7.50% per annum, until payment of said principal sum has been made or duly provided for. Any capitalized term not defined herein shall have the meaning assigned to it in that certain Indenture by and among the Issuer and Bankers Trust Company, a New York banking corporation, dated as of July 22, 1996.

     The interest so payable and punctually paid or duly provided for on an Interest Payment Date and at Maturity will be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such payment, which will be 15 calendar days (regardless of whether such day is a Business Day) next preceding such Interest Payment Date or Maturity, as the case may be. Any interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than ten (10) days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or which the Notes of this series may be listed, and upon such notice as may be required by such exchange, as more fully provided in the Indenture.

     The principal and Make-Whole Amount, if any, of this Note payable at Maturity will be paid against presentation and surrender of this Note at the office or agency of the Issuer maintained for that purpose in The Borough of Manhattan, The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee in The City of New York as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange and where notices or demands to or upon the Issuer in respect of the Notes or the Indenture may be served.

     Interest payable on this Note will be computed on the basis of a 360-day year consisting of twelve 30-day months. If any Interest Payment Date or Maturity would otherwise be a day that is not a Business Day, the required payment will be made on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be.

     Notes of this series may be redeemed at any time at the option of the Issuer, in whole or in part, upon notice to the Holders of not more than 60 nor less than 30 days prior to the Redemption Date, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Notes.

     Payments of principal, Make-Whole Amounts, if any, and interest in respect of this Note will be made by wire transfer of immediately available funds, in such coin or currency as at the time of payment is legal tender for the payment of public and private debts, so long as this Note is in global form as described in Section 203 of the Indenture. If this Note is not in global form, all such payments will be made by wire transfer of immediately available funds if the Holder hereof at the applicable record date shall have provided wire transfer instructions to the Trustee, received by the

Trustee no later than fifteen (15) days prior to the applicable payment date, and otherwise payment shall be made in accordance with Section 307 of the Indenture. Such wire transfer instructions shall remain in effect until revoked in a writing received by the Trustee from the Holder hereof.

     REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

     This Note shall not be entitled to the benefits of the Indenture referred to on the reverse hereof or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under such Indenture.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its duly authorized officers.

Dated:  July 22, 1996           COLONIAL REALTY LIMITED PARTNERSHIP, as
                                Issuer

                                By:  COLONIAL PROPERTIES HOLDING
                                COMPANY, INC., not individually but as
                                General Partner


                                By:
                                    --------------------------------------------
                                    Howard B. Nelson, Jr.
                                    Senior Vice President, Chief Operating
                                    Officer and Assistant Secretary


                                By:
                                     -------------------------------------------
                                     Douglas B. Nunnelley
                                     Senior Vice President - Finance,
                                     Chief Financial Officer and Assistant
                                     Secretary


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:                          BANKERS TRUST COMPANY, as Trustee
        --------------------


                                By:
                                   ---------------------------------------------
                                   Authorized Signatory

                           [FORM OF REVERSE OF NOTE]

                      COLONIAL REALTY LIMITED PARTNERSHIP

                          7.50% Senior Notes due 2001

          This security is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under an Indenture dated as of July 22, 1996 (the "Indenture"), between the Issuer and Bankers Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary provided in the Indenture. This Security is one of a series designated on the first page hereof, limited in aggregate principal amount to $65,000,000.00.

          In case an Event of Default with respect to Securities of this series shall have occurred and be continuing, the principal of, and premium or Make-Whole Amount, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (i) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Outstanding Securities of this series, (ii) the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee, (iii) such Holder or Holders have offered reasonable indemnity to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (iv) the Trustee shall have failed to institute any such proceeding for 60 days after its receipt of such notice, request and offer of indemnity and (v) the Trustee shall not have received from the Holders of a majority in principal amount of Outstanding Securities of this series a direction inconsistent with such request.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the

Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the Securities of such series Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium or Make-Whole Amount, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any Place of Payment where the principal of, premium or Make-Whole Amount, if any, on, and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.
As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange of Securities of this series, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. In no event shall the Issuer be required to pay any Additional Amounts as contemplated by the Indenture.

          Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee, and any authorized agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, the Trustee or any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

          Notwithstanding anything contained herein or in the Indenture to the contrary, no recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Security, or because of any indebtedness evidenced thereby (including without limitation, any obligation or indebtedness relating to the principal of, or premium or Make-Whole Amount, if any, interest or any other amounts due, or claimed to be due, on this Security), or for any claim based thereon or otherwise in respect thereof, shall be had (i) against CPHC or any other partner in the Issuer, (ii) against Colonial or any other person which owns an interest, directly or indirectly, in any partner in the Issuer or (iii) against any promoter, as such, or against any past, present or future stockholder, partner, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provisions or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Security by the Holder thereof and as part of the consideration for the issue of the Securities of this series. The Holder of this Security acknowledges by acceptance of this Security that its sole remedies under the Indenture for any Default by the Issuer in the payment of the principal of, or any premium or Make-Whole Amount, if any, interest or any amounts due, or claimed to be due, on this Security, or otherwise, are limited to claims against the property of the Issuer as provided in Section 503 of the Indenture.

          THE INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, EXCEPT AS MAY OTHERWISE BE REQUIRED BY MANDATORY PROVISIONS OF LAW.

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

                         Terms used herein that are defined in the Indenture
shall have the respective meanings assigned them in the Indenture.

                                 ABBREVIATIONS


          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COMM -     as tenants in common               UNIF GIFT MIN  ACT -
TEN ENT  -     as tenants by the entireties       ______Custodian ________
JT TEN   -     as joint tenants with right        (Cust)          (Minor)
               of survivorship and not as         Under Uniform Gifts to
               tenants in common                  Act _____________
                                                        State


Additional abbreviations may also be used though not in the above list.

                    ________________________________________


Social Security or taxpayer I.D. or other identifying number of assignee.

___________________________


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________

________________________________________________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________, attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:_____________

                              _______________________________